UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 14, 2016

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 7.01. Regulation FD Disclosure.

On November 15 and 16, 2016, senior management of Vornado Realty Trust, the general partner of Vornado Realty L.P., is presenting to investors at the NAREIT Annual Convention in Phoenix, Arizona. This Current Report on Form 8-K includes as Exhibit 99.1 the slides from the investor presentation, which are also available, commencing November 14, 2016, in the “Investor Relations” section of the Vornado Realty Trust website at www.vno.com. The information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. Furthermore, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed to be incorporated by reference into any filings by Vornado Realty Trust or Vornado Realty L.P. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Investor presentation, dated November 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer, Vornado Realty Trust

Date:  November 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer, Vornado Realty Trust

Date: November 14, 2016

Exhibit Index

99.1                        Investor presentation, dated November 2016.